UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ADVANCED DRAINAGE SYSTEMS, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED DRAINAGE SYSTEMS, INC./WMS 4640 TRUEMAN BLVD. HILLIARD, OH 43026 D56402-P56457	Your Vote Counts! ADVANCED DRAINAGE SYSTEMS, INC./WMS 2021 Annual Meeting Vote by July 21, 2021 11:59 PM ET

You invested in ADVANCED DRAINAGE SYSTEMS, INC./WMS and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 22, 2021.

Get informed before you vote

View the Notice and Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 8, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* July 22, 2021 10:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/WMS2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

 Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors	For
1a. Anesa T. Chaibi	For
1b. Robert M. Eversole	For
1c. Alexander R. Fischer	For
1d. M.A. (Mark) Haney	For
1e. Anil Seetharam	For
2. Approval, in a non-binding advisory vote, of the compensation for named executive officers.	For
3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2022.	For

4. To approve an amendment to the 2017 Omnibus Incentive Plan (the “2017 Incentive Plan”) to increase the number of shares available for issuance by 1,500,000 and extend the 2017 Incentive Plan’s duration.

For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D56403-P56457